SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  December 30, 1999.


           ADVANTAGE LEARNING SYSTEMS, INC.
(Exact name of registrant as specified in its charter)



        Wisconsin                0-22187                  39-1559474
     (State or other         (Commission File Number)     (IRS Employer
     jurisdiction of                                      Identification No.)
     incorporation)



                   2911 Peach Street
                     P.O. Box 8036
        Wisconsin Rapids, Wisconsin 54495-8036
       (Address of principal executive offices)


  Registrant's telephone number, including area code:  (715) 424-3636

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Item 5.   Other Events.

     On December 30, 1999, Advantage Learning Systems,
Inc. (the "Company") issued a press release regarding the acquisition of computerActive, Inc., an Ottawa, Canada-based software development firm specializing in web-based applications. A copy of the December 30, 1999 press release is attached as an exhibit to this report and is incorporated herein by reference.

     On January 3, 2000, the Company issued a press release regarding the approval by the Board of Directors of a stock repurchase plan pursuant to which up to 1,000,000 shares of the Company's issued and outstanding common stock may be repurchased from time to time. A copy of the January 3, 2000 press release is attached as an exhibit to this report and is incorporated herein by reference.

Item 7.   Exhibits.

Exhibit No.         Description

99.1                Press Release dated December 30, 1999.

99.2                Press Release dated January 3, 2000.

                       SIGNATURE

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:   January 3, 2000

                                    ADVANTAGE LEARNING SYSTEMS, INC.


                                    By:  /s/ Michael H. Baum
                                         -----------------------
                                         Michael H. Baum
                                         Chief Executive Officer

                     EXHIBIT INDEX


Exhibit No.    Description

   99.1        Press Release dated December 30, 1999.

   99.2        Press Release dated January 3, 2000.